UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Trinity Place Holdings Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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TRINITY PLACE HOLDINGS INC.
717 Fifth Avenue, Suite 1303
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of Trinity Place Holdings Inc., a Delaware corporation, will be held at the offices of Kramer Levin Naftalis & Frankel LLP at 1177 Avenue of the Americas, New York, New York on Tuesday, August 18, 2015 beginning at 10:00 am (local time) for the following purposes:

1.	The election of Alan Cohen and Keith Pattiz as Class I members of the Board of Directors by the holder of our Series A Preferred Stock;
2.	The election of Alexander C. Matina and Marina Shevrytalova as Class II members of the Board of Directors by the holders of our Common Stock;
3.	The election of Joanne M. Minieri as a Class II member of the Board of Directors by the holder of our Special Stock;
4.	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 27, 2016 by the holders of our Common Stock;
5.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers by the holders of our Common Stock;
6.	The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers by the holders of our Common Stock; and
7.	The transaction of such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

We are first mailing this proxy statement, the accompanying proxy card and our 2014 Annual Report on Form 10-K on or about July 21, 2015 to persons who were stockholders of record at the close of business on July 13, 2015, the record date for the Annual Meeting. Only stockholders of record at the close of business on July 13, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting. A complete list of those stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting at our principal executive offices and at the Annual Meeting.

A proxy for use at the Annual Meeting in the form attached to this notice is being solicited by and on behalf of the Board of Directors of the Company from the holders of our Common Stock. Stockholders with shares registered in their name or with appropriate documents may withdraw their proxies at the meeting in the event they attend the meeting and desire to vote in person, and they may revoke their proxies for any reason at any time prior to the voting thereof.

To obtain directions to attend the meeting and vote in person, please telephone the Company at (212) 235-2190.

By order of the Board of Directors,

/s/ Richard Pyontek

Richard Pyontek
Corporate Secretary

New York, New York
June 26, 2015

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on August 18, 2015:

The Proxy Statement and 2014 Annual Report on Form 10-K will be available on or about June 26, 2015 through the Financials link on our website at
www.trinityplaceholdings.com

i

717 Fifth Avenue, Suite 1303
New York, New York 10022

PROXY STATEMENT

This proxy statement is furnished to stockholders of Trinity Place Holdings Inc. (the “Company”, “we” or “us”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company (the “Board of Directors” or “Board”) for use in voting at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, on Tuesday, August 18, 2015, at 10:00 a.m. (local time), and at any adjournment or postponement thereof.

This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about July 21, 2015.

FREQUENTLY ASKED QUESTIONS ABOUT
OUR PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?
A:	You are receiving these materials because you were a stockholder of Trinity Place Holdings Inc. at the close of business on July 13, 2015, the date for determining those persons entitled to notice of, and to vote at, the Annual Meeting.
Q:	What am I voting on?
A:	If you are a holder of Common Stock, you are being asked to vote on the following:
•	The election of Alexander C. Matina and Marina Shevrytalova as Class II members of the Board of Directors;
•	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 27, 2016;
•	The approval, on an advisory basis, of the compensation of the Company’s named executive officers;
•	The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers; and
•	On such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

If you are a holder of Series A Preferred Stock, you are being asked to vote on the election of Alan Cohen and Keith Pattiz as Class I members of the Board of Directors.

If you are a holder of Special Stock, you are being asked to vote on the election of Joanne M. Minieri as a Class II member of the Board of Directors.

As of the date of this proxy statement, the Board knows of no other matters that will be brought before the Annual Meeting.

Q:	Who can vote?
A:	The right of the holders of our securities to vote at the meeting is as follows:

Election of two directors by the holder of our Series A Preferred Stock.  One of the matters to be considered at the meeting is the election of Alan Cohen and Keith Pattiz as Class I members of the Board of Directors by the holder of our Series A Preferred Stock. The holder of the Series A Preferred Stock is entitled to cast one vote for each share owned. As of June 26, 2015, there was 1 share of Series A Preferred Stock outstanding and entitled to vote.

Election of two directors by the holders of our Common Stock.  One of the matters to be considered at the meeting is the election of Alexander C. Matina and Marina Shevrytalova as Class II members of the Board of Directors by the holders of our Common Stock. All persons that own shares of our Common Stock directly in their name as the stockholder of record are entitled to cast one vote for each share owned. As of June 26, 2015, there were 20,121,619 shares of Common Stock outstanding and entitled to vote.

Election of one director by the holder of our Special Stock.  One of the matters to be considered at the meeting is the election of Joanne M. Minieri as a Class II member of the Board of Directors by the holder of our Special Stock. The holder of the Special Stock is entitled to cast one vote for each share owned. As of June 26, 2015, there was 1 share of Special Stock outstanding and entitled to vote.

All other matters.  The holders of Common Stock will have the right to vote on all other matters properly brought before the meeting. With respect to these matters, each holder of record of Common Stock as of the record date will be entitled to one vote for each share held.

If you are a beneficial owner of stock who holds shares indirectly, such as through a broker, bank or other nominee, you should follow instructions from the record owner of your shares in order to vote your shares.

Q:	What if my shares are registered in more than one person’s name?
A:	If you own shares that are registered in the name of more than one person, each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, the full title of the person signing the proxy must be given and a certificate must be furnished showing evidence of appointment.
Q:	How do I vote?
A:	You have two alternative methods to cast your vote. You may vote:
•	By completing, signing and returning the proxy card; or
•	By attending the Annual Meeting and voting in person.

Instructions for voting by mail are set forth on the proxy card. Please follow the instructions carefully.

Q:	What happens if I don’t give specific voting instructions on my proxy card?
A:	If you are a stockholder of record and submit a signed proxy card but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board. If currently unanticipated matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

If you hold your shares in street name with a broker, bank or other nominee and do not provide specific voting instructions, the broker, bank or other nominee holding your shares can generally vote the shares on routine matters, but cannot vote the shares on non-routine matters. At the Annual Meeting, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm is considered a routine matter, and the other proposals which are scheduled to be voted on, or which may be properly presented at the meeting for a vote, are considered non-routine matters. If the broker, bank or other nominee holding your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee holding your shares will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Shares represented by broker non-votes will be counted in determining the existence of a quorum, but are not deemed entitled to vote and, therefore, will have no effect on the outcome of the voting and such broker non-votes will not be included in the number of shares present in person or by proxy and entitled to vote on the matter from which the number of votes required for approval is calculated.

Q:	Can I change my mind after I vote?
A:	Yes, you can change your vote at any time before the polls close at the Annual Meeting. There are three methods by which you can effect a change in your vote:
•	Give written notice to the Corporate Secretary at the address of the Company’s principal executive offices specified on the first page of this proxy statement;
•	Deliver a later-dated proxy; or
•	Vote in person at the Annual Meeting.
Q:	Can I vote at the Annual Meeting?
A:	Yes, if you attend the Annual Meeting in person. Even if you plan to be present at the Annual Meeting, we urge you to vote your shares by proxy. If you vote your shares by proxy, you can change your mind and vote your shares at the Annual Meeting if you attend in person. If you are a beneficial owner of stock who holds shares indirectly through a broker, bank or other nominee, you must obtain a legal “proxy” from the record owner of your shares in order to vote in person.
Q:	How many shares must be present to conduct business at the Annual Meeting?
A:	If the single outstanding share of Series A Preferred Stock and the single outstanding share of Special Stock, as well as a majority of the outstanding shares of Common Stock entitled to vote at the meeting are present in person or by proxy, sufficient shares will be present at the Annual Meeting to conduct business on all proposals. With respect to Proposal 1, with respect to the election of Alexander C. Matina and Marina Shevrytalova as Class II members of the Board of Directors by the holders of our Common Stock, a majority of the outstanding shares of our Common Stock entitled to vote at the meeting must be present in person or by proxy to constitute sufficient shares for the transaction of business, with respect to the election of Alan Cohen and Keith Pattiz as Class I members of the Board of Directors by the holder of our Series A Preferred Stock, the single outstanding share of Series A Preferred Stock must be present in person or by proxy to conduct business on that proposal, and with respect to the election of Joanne M. Minieri as a Class II member of the Board of Directors by the holder of our Special Stock, the single outstanding share of Special Stock must be present in person or by proxy to conduct business on that proposal. With respect to Proposals 2, 3, and 4, a majority of the outstanding shares of our Common Stock entitled to vote at the meeting must be present in person or by proxy to constitute sufficient shares for the transaction of business on those proposals. These are typically referred to as quorum requirements.
Q:	How many votes are needed to elect directors?
A:	Directors are elected by a plurality of the votes cast in the election of directors, either in person or by proxy. The Board of Directors consists of five directors. At the Annual Meeting, the holders of our Common Stock will be asked to vote on the election of two directors, the holder of our Series A Preferred Stock will be asked to vote on the election of two directors and the holder of our Special Stock will be asked to vote on the election of one director. In each case, the nominees who receive the largest number of “FOR” votes cast, up to the number of directors to be elected by such class of stock, will be elected as directors. Stockholders cannot cumulate votes in the election of directors. Abstentions and broker non-votes have no effect on the outcome of director elections.
Q:	How many votes are needed to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm?
A:	Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” the ratification of the appointment of our independent registered public accounting firm, they will have the same effect as negative votes or votes against the matter. As noted above, broker non-votes will have no effect on this matter.
Q:	How many votes are needed to approve, on an advisory basis, the compensation of the Company’s named executive officers?
A:	Approval, on an advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to approval, on an advisory basis, of the compensation of the Company’s named executive officers, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers, they will have the same effect as negative votes or votes against the matter. As noted above, broker non-votes will have no effect on this matter.
Q:	How many votes are needed to approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers?
A:	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the votes represented at the meeting and entitled to vote on the matter. In accordance with Delaware law, only votes cast “FOR” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “FOR” approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers, they will have the same effect as negative votes or votes against the matter. As noted above, broker non-votes will have no effect on this matter. If none of the frequency alternatives (one year, two years or three years) receives a majority vote, we will consider the frequency that receives the highest number of votes by stockholders to be the frequency that has been selected by our stockholders. However, because this vote is advisory and not binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to hold a say-on-pay vote more or less frequently than the option approved by our stockholders.
Q:	Who will pay the cost of soliciting votes for the Annual Meeting?
A:	We will pay the entire cost of preparing, assembling, printing, mailing and distributing our proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its Transfer Agent, brokerage firms and other persons representing beneficial owners of shares of our Common Stock for their expenses in forwarding solicitation material to such beneficial owners.
Q:	Is my vote confidential?
A:	Yes. We encourage stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed by the inspector of election except where disclosure is required by applicable law, disclosure of your vote is expressly requested by you or we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced following the Annual Meeting.

Q:	Why did I receive more than one set of printed materials?
A:	If you received more than one set of printed materials, then you have multiple accounts with brokers or our Transfer Agent. Please vote all of these shares. We also recommend that you contact your broker or our Transfer Agent, as applicable, to consolidate as many accounts as possible under the same name and address. Our Transfer Agent is American Stock Transfer & Trust Company, LLC, which can be contacted by telephone at (718) 921-8200.
Q:	How do I get electronic access to the proxy materials?
A:	Our proxy statement and 2014 Annual Report on Form 10-K are also available on our website at www.trinityplaceholdings.com under the Financials tab.
Q:	Where can I find the voting results of the Annual Meeting?
A:	We will announce preliminary results at the Annual Meeting and publish preliminary, or final if available, results in a Current Report on Form 8-K within four business days after the Annual Meeting.

MATTERS SUBMITTED TO STOCKHOLDERS

PROPOSAL 1 — ELECTION OF DIRECTORS

We currently have five members on our Board of Directors. Under our Certificate of Incorporation, the Board is divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Each director serves for a term ending on the date of the second annual meeting following the annual meeting at which such director was elected and until the election and qualification of their respective successors in offices, subject to the provisions in our Certificate of Incorporation regarding the automatic termination of certain directorships upon certain events, including a General Unsecured Claims Satisfaction, as defined in our Certificate of Incorporation. The Company’s amended and restated Certificate of Incorporation was filed as Exhibit 3.1 to Form 8-K filed by the Company on February 13, 2015, and the following summary is qualified in its entirety thereby. There are no familial relationships among our directors and/or executive officers.

The Company did not hold an annual meeting of stockholders in 2014. Therefore, the three Class II directors whose terms were due to expire at the 2014 annual meeting of stockholders have remained in office. Two of these Class II director nominees, Alexander C. Matina and Marina Shevyrtalova, are proposed for election by the holders of Common Stock at the Annual Meeting to hold office until the annual meeting of stockholders in 2016 and until their respective successors are duly elected and qualified or their earlier resignation or removal. The holder of the Company’s Special Stock is entitled to elect the third Class II director, and is expected to elect Joanne M. Minieri as the “Special Stock Director” defined in the Company’s Certificate of Incorporation, to hold office until the annual meeting of stockholders in 2016 and until her successor is duly elected and qualified or her earlier resignation or removal.

In addition, the terms of the two Class I directors are due to expire at the Annual Meeting. The Class I directors of the Company are the “Series A Director” and “Independent Director,” as such terms are defined under the Company’s Certificate of Incorporation. Pursuant to the Company’s Certificate of Incorporation, the Series A Director is elected by the holder of the Company’s Series A Preferred Stock and the Independent Director is elected by the holder of the Series A Preferred Stock following nomination by the Company’s two “EC Directors,” as such term is defined in the Company’s Certificate of Incorporation, with the reasonable consent of the holder of the Series A Preferred Stock. Alan Cohen currently serves as the Company’s Series A Director and Keith Pattiz currently serves as the Company’s Independent Director. The Company’s EC Directors (who are currently Mr. Matina and Ms. Shevyrtalova), with the consent of the holder of the Series A Preferred Stock, have nominated Keith Pattiz to serve as Independent Director. The holder of the Series A Preferred Stock is expected to elect Alan Cohen as the Series A Director and Keith Pattiz as the Independent Director, in each case, to hold office until the annual meeting of stockholders in 2017 and until their respective successors are duly elected and qualified or their earlier resignation or removal.

Each nominee has indicated to the Company that he or she will serve if elected. We do not anticipate that any nominee will be unable to stand for election, but, if that happens, your proxy will be voted in favor of another person nominated by the Board of Directors.

Summary of Certificate of Incorporation Provisions Regarding Directorships

In accordance with the Company’s Certificate of Incorporation, except as set forth below, for so long as the Series A Preferred Stock is outstanding, the Board of Directors will be comprised of five directors, as follows:

(i)	two directors who are elected by the holders of Common Stock pursuant to the Company’s by-laws (the “EC Directors”);
(ii)	one director who is elected by the holder of the Series A Preferred Stock, voting as a separate class to the exclusion of the holders of Common Stock, the Special Stock and any other Preferred Stock (the “Series A Director”);
(iii)	until the first date that the Special Stock Ownership Threshold is no longer satisfied, one director who is elected by the holder of the Special Stock, voting as a separate class to the exclusion of the holder of Common Stock and any Preferred Stock (the “Special Stock Director”); and

(iv)	one director who is nominated by the EC Directors with the reasonable consent of the holder of the Series A Preferred Stock and, following such nomination, is elected by the holder of the Series A Preferred Stock, voting as a separate class to the exclusion of the holders of Common Stock, the Special Stock and any other Preferred Stock (the “Independent Director”).

The Company’s Certificate of Incorporation provides that on the first date that the Special Stock Ownership Threshold is no longer satisfied, the term of the Special Stock Director will automatically terminate, the person formerly holding such directorship will cease to be a director of the Company and the size of the Board will be automatically reduced by one directorship. Immediately following such reduction, the size of the Board of Directors will automatically be increased by one directorship, which will be an EC Director. The Special Stock Ownership Threshold is 2,345,000 out of the 3,369,444 shares of Common Stock purchased by Third Avenue Real Estate Value Fund.

The Company’s Certificate of Incorporation also provides that if the Company is unable to satisfy all of its general unsecured claims by October 1, 2016, then the Company’s Certificate of Incorporation provides that (i) the terms of the EC Director(s) in office, except the oldest EC Director in age in office, shall automatically terminate and the terms of the Independent Director and Special Stock Director shall automatically terminate, (ii) immediately following such termination of directorships and the resultant automatic reduction in the size of the Board of Directors to two directors, the size of the Board of Directors will automatically increase to nine members and (iii) the seven directorships created thereby are to be elected by the holder of the Series A Preferred Stock. Also, if the general unsecured claims have been satisfied but the required payment to the former majority stockholder has not been made by October 16, 2016, then (i) the terms of all directors in office except for the oldest EC Director in age shall automatically terminate, (ii) immediately following such termination of directorships and the resultant automatic reduction in the size of the Board of Directors to one director, the size of the Board of Directors will automatically increase to four members and (iii) the three directorships created thereby are to be elected by the holder of the Series B Preferred Stock (the Company’s former majority stockholder). In each case, a majority of the members of the Board of Directors will be elected by the holder of the Series A Preferred Stock or the former majority stockholder, as applicable, until the required payments are made.

Based on the Company’s available liquidity and estimated payments in respect of outstanding claims, the Company currently anticipates a General Unsecured Claim Satisfaction and the required payment to the former majority shareholder will be made prior to these dates.

Director Nominee Biographies

Biographical information regarding each Class II director nominee proposed for election by the holders of Common Stock at the Annual Meeting follows. The age of each nominee is as of the date of the Annual Meeting.

Name of Director	Age	Business Experience and Other Information
Alexander C. Matina	39	Mr. Matina has served on the Board of Directors since April 11, 2013 and is the Chairman of the Board. He was initially elected by the two directors of the Company then serving as the directors elected by the holders of Common Stock pursuant to the Company’s by-laws, or the “EC Directors”. He is the Vice President of Investments for MFP Investors, LLC, the family office of Michael F. Price, which has a value-investing focus across public and private markets.
		Qualifications and Skills: Mr. Matina brings a strong finance background to the Company, including experience with bankruptcies and private equity. Mr. Matina serves as an adjunct professor of financial modeling at Fordham University. Prior to joining MFP Investors, LLC in 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and as a senior associate at Altus Capital Partners, a middle market private equity fund. He was previously a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division.

Name of Director	Age	Business Experience and Other Information
Marina Shevyrtalova	38	Ms. Shevyrtalova has been a director of the Company since September 14, 2012. Ms. Shevyrtalova was initially elected to the Company’s Board of Directors by the parties that backstopped the rights offering conducted by Syms Corp. in connection with its emergence from bankruptcy. She is currently the Portfolio Manager and a member of the Investment Committee at DS Advisors, LLC.
		Qualifications and Skills: Prior to joining DS Advisors, Ms. Shevyrtalova was part of the investment team at Barington Capital Group, an investment firm experienced in taking active roles in assisting companies in creating and improving stockholder value. From 2003 to 2007, Ms. Shevyrtalova was a Vice President at Lehman Brothers in its Equity Capital Management Group, where she focused on investing in undervalued equities, special situations and turnarounds. Ms. Shevyrtalova is a graduate of the Harvard Business School.

Biographical information regarding each other director follows. The age of each director is as of the date of the Annual Meeting.

Class II Director Elected by Holder of Special Stock (term expiring in 2016)

Name of Director	Age	Business Experience and Other Information
Joanne M. Minieri	55	Ms. Minieri has served on the Board of Directors since November 8, 2013. She was appointed by Third Avenue Real Estate Value Fund, a major investor in the Company. Ms. Minieri serves as the “Special Stock Director”, who is elected by the holder of the Special Stock pursuant to the Company’s Certificate of Incorporation. Ms. Minieri serves as the Chair of the Board’s Audit Committee.
		She is the Deputy County Executive of Suffolk County, New York and Commissioner for Suffolk County Economic Development and Planning.
		Qualifications and Skills: Previously, Ms. Minieri served as President and Chief Operating Officer of Forest City Ratner Companies (“FCRC”), a wholly owned subsidiary of Forest City Enterprises (“FCE”). She originally joined FCRC as its Chief Financial Officer in 1995, and was promoted to Executive Vice President and Chief Operating Officer in 1998 and to President and Chief Operating Officer in 2007. Ms. Minieri is the Chairman of the Suffolk County IDA and the Suffolk County Economic Development Corp. She also serves on the Board of the Suffolk County Land Bank as Vice Chairman, formed in 2014. Ms. Minieri is a certified public accountant.

Class I Directors Elected by Holder of Series A Stock (term expiring in 2017)

Name of Director	Age	Business Experience and Other Information
Alan Cohen	78	Mr. Cohen has been a director of the Company since September 14, 2012. Mr. Cohen was initially elected to the Board of Directors by the Official Committee of Unsecured Creditors of Syms Corp. Mr. Cohen serves as the “Series A Director”, who is elected by the holder of the Series A Preferred Stock pursuant to the Company’s Certificate of Incorporation. He is the Chairman of Abacus Advisors LLC, a business advisory firm.
		Qualifications and Skills: Mr. Cohen is the Chairman of Abacus Advisors and has more than 30 years’ experience working with distressed businesses in all aspects of their management and operations, serving as a consultant and advisor to numerous Fortune 500 companies and many leading banks and financial institutions. He has been an active participant in seminars on turnaround management and has lectured extensively on restructuring and asset-based lending. Mr. Cohen has served as a trustee, chief restructuring officer, and consultant in various chapter 11 cases, state court proceedings, and out-of-court restructurings for companies including The Towers Financial Corporation, County Seat Stores, 47th Street Photo, Russ Togs and Aileen, Inc.
Keith Pattiz	62	Mr. Pattiz has served on the Board of Directors since November 5, 2013. Mr. Pattiz serves as the “Independent Director”, who is nominated by the EC Directors, with the reasonable consent of the holder of the Series A Preferred Stock, and elected by the holder of the Series A Preferred Stock pursuant to the Company’s Certificate of Incorporation. Mr. Pattiz is a partner in the law firm of McDermott Will & Emery LLP, where he serves as head of the real estate group.
		Qualifications and Skills: Mr. Pattiz has extensive experience in a wide range of real estate matters, including commercial leasing, financing, sales and acquisitions, hotel transactions and real estate workout matters.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS

CORPORATE GOVERNANCE

Governance Role of the Board of Directors

Our business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. The Board establishes overall corporate policies, evaluates our chief executive officer and senior leadership team, and acts as an advisor and counselor to management. The Board also oversees our business strategy and planning, as well as the performance of management in executing our comprehensive business plan and managing our day-to-day operations.

Board Leadership Structure

The offices of Chairman of the Board of Directors of the Company and Chief Executive Officer of the Company are separated. Mr. Matina has been appointed as Chairman of the Company’s Board of Directors and Mr. Messinger is the Company’s Chief Executive Officer. The Company does not have a fixed policy with respect to the separation of the offices of the Chairman and Chief Executive Officer of the Company. We believe that the separation of these offices is currently appropriate and that it is in our best interests to make these determinations from time to time.

Board Role in Oversight of Risk

The Board of Directors is responsible for overseeing our executive management team in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities on an ongoing basis as part of its meetings and through the Audit Committee. Each member of the management team has direct access to the Board and the Audit Committee to ensure that all risk issues are frequently and openly communicated. The Board of Directors closely monitors the information it receives from management and provides oversight and guidance to our executive management team regarding the assessment and management of risk. For example, the Board regularly reviews the Company’s critical strategic, operational, legal and financial risks with management to set the tone and direction for ensuring appropriate risk taking within the business.

In addition, financial risks are overseen by our Audit Committee, which meets separately with representatives of our independent auditors to determine whether any material financial risks or any deficiencies in our internal controls over financial reporting have been identified and, if so, the executive management team’s plans to rectify or mitigate these risks. The Audit Committee also oversees risks related to the Company’s financial statements, the financial reporting process and accounting matters.

Our Board and the Audit Committee have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. Those members of our executive management team who are most knowledgeable of the issues facing the Company also regularly attend Board and Audit Committee meetings to provide additional insight into items being discussed, including risk exposures. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and the Audit Committee and affords a free flow of communication regarding risk identification and mitigation.

Director Independence

The Board of Directors has determined that each of the current Directors is “independent” in accordance with Section 803A of the NYSE MKT Company Guide.

Board of Directors Meetings and Attendance

The Board of Directors held four meetings from March 1, 2014 through the end of the fiscal year on February 28, 2015. All of the directors attended at least 75% of the total of all meetings of the Board and Board committees on which they served during 2014. Each director is expected to attend all annual meetings of stockholders. The Company did not hold an annual meeting last year.

Audit Committee

The entire Board of Directors acts as the Audit Committee for the Company in accordance with Section 3(a)(58)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is responsible for fulfilling the Board’s responsibilities as they relate to the Company’s financial oversight functions such as accounting policies, internal controls and financial reporting practices. The Board of Directors has determined that Ms. Minieri is an “audit committee financial expert,” as that term is used in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors has determined that each of the current directors is independent under Section 803A of the NYSE MKT Company Guide, meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act and satisfies the other Audit Committee membership requirements specified in Section 803B of the NYSE MKT Company Guide. The Audit Committee held four meetings from March 1, 2014 through the end of the fiscal year on February 28, 2015, which were joint meetings of the Board of Directors and the Audit Committee. The Audit Committee operates under a written charter. A copy of the Audit Committee charter is available on our website at www.trinityplaceholdings.com under the Financials tab and may also be obtained without charge by written request to Investor Relations, Trinity Place Holdings Inc., 717 Fifth Avenue, Suite 1303, New York, New York 10022.

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not and will not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee has reviewed and discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, including the matters described in the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB.

The Audit Committee has received the written disclosures and the letter from BDO USA, LLP, as required by applicable requirements of the PCAOB, regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 for filing with the SEC.

Respectfully submitted,

Audit Committee

Joanne M. Minieri, Chairman
Alan Cohen
Alexander Matina
Keith Pattiz
Marina Shevrytalova

Director Nomination Process

The Company does not currently have a standing nominating committee or other committee performing similar functions, nor have we adopted a nominating committee charter. Under Section 804 of the NYSE MKT Company Guide, in the absence of a nominating committee, Board of Director nominations may be either selected, or recommended for the Board’s selection, by a majority of the independent directors of the Board. Given our size, available resources and that the OTC Market and NYSE MKT does not require us to have a nominating committee, the Board of Directors has determined that it is in the Company’s best interest to have the full Board participate in the consideration of director nominees and, where applicable, composition of Board committees.

In general, the Board will develop criteria for evaluating prospective candidates to the Board and committees, including any specific minimum qualifications and any specific qualities or skills necessary for one or more directors to possess. Among such other criteria as the Board may from time to time determine appropriate, when the Board determines that expansion of the board or replacement of a director, or the establishment or expansion of a committee, or replacement of a committee member, is necessary or appropriate, the Board will conduct candidate interviews, which may be with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues and other matters of relevance to the Board or applicable committee, and the willingness and ability of the candidate to engage in meaningful and constructive discussion regarding Company issues. While diversity may contribute to this overall evaluation, it is not considered by the Board of Directors as a separate or independent factor in identifying nominees for director.

The Company may identify candidates through recommendations made by directors, senior management or other third parties. The Board will consider director candidates recommended to the Board by stockholders during such times as the Company is actively considering appointing new directors. Candidates recommended by stockholders will be evaluated based on the same criteria described above.

The Board will recommend those individuals that it determines should be nominees for election or re-election to the Board at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, or otherwise appointed to the Board or any committee thereof (with authority for final approval remaining with the Board). Stockholders desiring to suggest a candidate for consideration by the Board must do so in accordance with the Company’s bylaws and the securities laws, and should send a letter to the attention of the Company’s Secretary, at the Company’s principal executive offices, 717 Fifth Avenue, Suite 1303, New York, New York 10022, and include: (a) a statement that the writer is a stockholder (providing evidence if the person’s shares are held in street name) and is proposing a candidate for consideration; (b) the name and contact information for the candidate; (c) a statement of the candidate’s business and educational experience; (d) information regarding the candidate’s qualifications to be a director, including but not limited to an evaluation of the factors discussed above which the Board would consider in evaluating a candidate; (e) information regarding any relationship or understanding between the proposing stockholder and the candidate; (f) information regarding potential conflicts of interest; and (g) a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected. Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

Compensation Processes and Procedures

The Board of Directors does not have a compensation committee. The Board believes this is appropriate given the Company’s size and the stage of its development. The Board has not engaged a compensation consultant with respect to compensation. Compensation decisions with regard to the compensation of directors and executive officers are made by the entire Board of Directors based upon the Board of Directors’ determination of what salaries and level of equity-based compensation is necessary to attract and retain key personnel.

Director Compensation

During fiscal 2014, each director was paid total fees of $60,000. In September 2012, upon the emergence of the Company from Chapter 11 and in accordance with the Modified Second Amended Joint Chapter 11 Plan of Reorganization of Syms Corp. and its Subsidiaries (the “Plan”), the Board adopted a policy of paying $5,000 to each Director for each Board meeting attended, up to $25,000 for each 12-month period following the effective date of the Plan, and reimbursing reasonable expenses incurred in connection with attending meetings of the Board and committees of the Board. In June 2014, the Board revised the policy to provide for payment to each Director of $60,000, plus reimbursement of reasonable expenses incurred in connection with attending meetings, for each 12-month period following the effective date of the Plan, effective as of the second such period, with the aggregate of $205,000 of Board fees previously paid since the effective date of the Plan, including to Directors no longer serving on the Board, attributed to the 12-month period ending September 14, 2013.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth certain compensation plan information with respect to both equity compensation plans approved by security holders and equity compensation plans not approved by security holders as of February 28, 2015.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders	1,494,463	(1)	—	726,190	(2)
Total	1,494,463		—	726,190

(1)	Includes (i) 1,452,380 restricted stock units (“RSUs”) issued pursuant to the employment agreement between the Company and Matthew Messinger, (ii) 6,250 RSUs issued pursuant to an RSU agreement between the Company and Richard Pyontek and (iii) an aggregate of 35,833 RSUs issued pursuant to RSU agreements between the Company and two employees. See “Executive Compensation — Executive Compensation in Context.”
(2)	RSUs that may become issuable satisfaction of certain criteria on or prior to December 31, 2015 pursuant to the employment agreement between the Company and Matthew Messinger. See “Executive Compensation — Executive Compensation in Context — Matthew Messinger, President and Chief Executive Officer.”

Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors regarding the Company may directly contact such directors by delivering such correspondence to such directors (or the entire Board) in care of the Company’s Corporate Secretary at Trinity Place Holdings Inc., 717 Fifth Avenue, Suite 1303, New York, New York 10022.

The Audit Committee of the Board of Directors has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Audit Committee may do so by writing in care of the Chairman, Audit Committee, Trinity Place Holdings Inc., 717 Fifth Avenue, Suite 1303, New York, New York 10022.

Outside Advisors

Our Board of Directors and Audit Committee may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors.

Code of Ethics

The Company maintains a code of ethics applicable to the Company’s principal executive officer and senior financial and professional personnel (including the Company’s principal financial officer, principal accounting officer or controller and persons performing similar functions). The Company’s code of ethics is posted on our website at www.trinityplaceholdings.com under the Financials tab. In the event we have any amendments to or waivers from any provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers and all persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Directors, executive officers and greater than 10% common stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and representations from certain reporting persons, the Company believes that during fiscal 2014 all filing requirements were satisfied, except as follows: Alexander Matina (one Form 3) and Matthew Messinger (one Form 4 reporting one transaction).

EXECUTIVE OFFICERS

Biographical information regarding each of our executive officers follows. The age of each executive officer is as of the date of the Annual Meeting.

Name	Age	Business Experience and Other Information
Matthew Messinger President and Chief Executive Officer	43	Mr. Messinger has been the President and CEO of the Company since October 2013.

Qualifications and Skills: Prior to joining, the Company, Mr. Messinger served as the Executive Vice President and Director of Investment Management at FCRC, a wholly owned subsidiary of FCE, where he served for more than 18 years. In this role, Mr. Messinger led the New York Investment Committee of FCRC and served on the Investment Committee and Executive Management Committee of FCE. Mr. Messinger brings extensive development, asset management, finance, strategic planning and tax credit structuring experience across a wide range of asset classes including retail, hotel, residential, office, arena and professional sports teams.
Richard G. Pyontek Chief Financial Officer, Treasurer and Secretary	47	Mr. Pyontek has been the Chief Financial Officer of the Company since October 10, 2012. Mr. Pyontek served as Director of Accounting and Reporting for the Company from July 2011 until his election as Chief Financial Officer.

Qualifications and Skills: Before joining Syms Corp., Mr. Pyontek served as Director of Accounting and Reporting at Ashley Stewart, Inc., a women’s clothing retailer, during the time of its bankruptcy filing and turnaround from 2009 to 2011; as Controller at The Vitamin Shoppe, a retailer of health and nutrition supplements, from 2005 to 2008; and as Director of Finance at Party City Corporation, a retailer of party supplies and gifts, from 2003 to 2005. Earlier in his career, Mr. Pyontek held senior accounting and reporting roles at Linens ‘n Things and at KPMG LLP. Mr. Pyontek is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table and footnotes set forth information for the fiscal years ended February 28, 2015 and March 1, 2014 concerning the compensation of (i) each person who served as our principal executive officer during the fiscal year ended February 28, 2015 and (ii) the only other executive officer of the Company, other than the principal executive officer, who received compensation in excess of $100,000 during the fiscal year ended February 28, 2015 (collectively referred to as the “named executive officers”).

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Award		All Other Compensation		Total
Matthew Messinger President and Chief Executive Officer	2014	$700,000	$250,000	$7,787,196	(1)	$14,067	(3)	$8,751,263
	2013	296,154	—	1,250,000	(2)	14,500	(4)	1,560,654
Richard Pyontek Chief Financial Officer, Treasurer and Secretary	2014	160,615	53,333	—		9,808	(5)	223,756
	2013	160,000	53,333	84,375	(2)	—		297,708

(1)	The amount reflected in the table represents the aggregate grant date fair value of stock awards granted and calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions refer to Note 12, “Stock-Based Compensation” of the Company’s financial statements in the Annual Report on Form 10-K for the year ended February 28, 2015.
(2)	The amount reflected in the table represents the aggregate grant date fair value of stock awards granted and calculated in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions refer to Note 8, “Stock-Based Compensation” of the Company’s financial statements in the Annual Report on Form 10-K for the year ended March 1, 2014.
(3)	The amount shown includes $2,036 for life insurance premiums and $12,031 for 401(k) plan matching contributions.
(4)	Represents amounts reimbursed to Mr. Messinger for legal services regarding his employment contract.
(5)	The amount shown includes $2,399 for life insurance premiums and $7,409 for 401(k) plan matching contributions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information relating to outstanding equity awards for each named executive officer as of February 28, 2015:

Named Executive Officer	Number of Units of Stock that have not Vested		Market Value of Units of Stock that have not Vested ($)(3)
Matthew Messinger	1,202,380	(1)	$8,897,612
Richard Pyontek	6,250	(2)	$46,250

(1)	Pursuant to his employment agreement, Mr. Messinger has received five grants of restricted stock units (the “RSU Awards”). See “Executive Compensation — Executive Compensation in Context.” Each grant vests over three years. The vesting and settlement dates of Mr. Messinger’s RSU Awards are as follows, subject to the terms of his employment agreement:

Vesting Date	Number of RSUs	Settlement Date
March 31, 2015	279,762	238,095 RSUs within 30 days of vesting 41,667 RSUs two years after vesting
December 31, 2015	121,032	79,365 RSUs within 30 days of vesting 41,667 RSUs two years after vesting
March 31, 2016	279,762	238,095 RSUs within 30 days of vesting 41,667 RSUs two years after vesting
December 31, 2016	121,032	79,365 RSUs within 30 days of vesting 41,667 RSUs two years after vesting
March 31, 2017	279,761	238,095 RSUs within 30 days of vesting 41,666 RSUs two years after vesting
December 31, 2017	121,031	79,365 RSUs within 30 days of vesting 41,666 RSUs two years after vesting
(2)	Granted pursuant to an RSU agreement dated as of March 20, 2014, effective as of January 6, 2014. The RSUs vest on January 6, 2016, subject to the terms of the RSU agreement.
(3)	Calculated based on $7.40 per share, which was the closing market price per share of the Company’s Common Stock as reported on the OTC Market on February 28, 2015.

Executive Compensation in Context

Matthew Messinger, President and Chief Executive Officer

On October 1, 2013, the Company entered into an employment agreement with Matthew Messinger to serve as President and Chief Executive Officer of the Company. Under the terms of the employment agreement, Mr. Messinger receives an initial annual base salary of $700,000. In addition, Mr. Messinger is entitled to RSU Awards as follows, including grants previously made in accordance with his employment agreement:

•	An RSU Award covering 250,000 shares of Common Stock was granted upon the effectiveness of the Company’s filing of an amended and restated Certificate of Incorporation, which was filed with the Secretary of State of Delaware on November 6, 2013 (the “inducement awards”);
•	An RSU Award covering 476,190 shares of Common Stock was granted on March 31, 2014, upon Mr. Messinger’s delivery of a favorable resolution regarding the payment or deferral of payment to Syms and Filene’s Class 3 (Convenience Claims) and the Syms Unsecured Creditors in Syms Class 4 General Unsecured Claims (each as defined in the Plan) and a credible plan with regard to the development, lease or sale of each of the Company’s Westbury and Paramus properties and any financing related to any such plan;
•	An RSU Award covering 363,095 shares of Common Stock was granted on March 31, 2014, upon Mr. Messinger’s delivery of a credible plan with regard to the development, lease or sale of the Company’s Trinity Place property and any financing related to any such plan;
•	An RSU Award covering 363,095 shares of Common Stock was granted on December 31, 2014, upon Mr. Messinger’s delivery of a favorable resolution regarding the payment or deferral of certain claims of Filene’s Class 4A and B General Unsecured (Short-Term) Claims and Filene’s Class 5A and B General Unsecured (Long-Term) Claims (each as defined in the Plan), a credible plan with regard to the development, lease or sale of the Company’s West Palm and Secaucus properties and any financing related to any such plan, and a progress report on the resolutions of the Trinity Place property;

•	An RSU Award covering 363,095 shares of Common Stock was granted on March 31, 2015; and
•	An RSU Award covering 363,095 shares of Common Stock upon payments of the Initial Majority Shareholder Payment and the Subsequent Majority Shareholder Payment (each as defined in the Plan) on or prior to December 31, 2015.

The RSU Awards (other than the first RSU Award covering 250,000 shares, which vested on November 6, 2013) will vest in three equal annual installments and be subject to other conditions, including Mr. Messinger’s continued employment on the applicable vesting dates, as set forth in the employment agreement and the form of RSU Award agreement.

The employment agreement provides that, following the first twelve months of Mr. Messinger’s employment, the Board may, in its sole discretion, award Mr. Messinger an annual cash bonus, taking into account the performance of the Company and Mr. Messinger during such year. Mr. Messinger was awarded a bonus of $250,000 in fiscal 2014.

The Company agreed under the employment agreement to reimburse Mr. Messinger’s reasonable legal fees and expenses associated with review and negotiation of the employment agreement up to $14,500.

In the event Mr. Messinger’s employment is terminated by the Company other than for cause, death or disability or if Mr. Messinger terminates his employment for good reason (as such terms are defined in the employment agreement), subject to his execution of a release of claims, he would be entitled to the following: (i) a lump sum payment of six months base salary for each full 12-month period employed under the employment agreement, subject to a minimum and a maximum amount of $350,000 and $1,400,000, respectively, (ii) acceleration of vesting of any unvested RSU Award and any other equity awards that have been granted as of the date of termination, (iii) to the extent Mr. Messinger has not been granted all the RSU Awards, the grant and immediate vesting of RSU Awards covering 363,095 shares and (iv) payment of the monthly premium for COBRA continuation coverage under the Company’s health, dental and vision plans for eighteen (18) months. If such termination of employment occurs within 60 days prior to or within 12 months following a change of control (as that term is defined in the employment agreement), Mr. Messinger will also be entitled to the grant and immediate vesting of any RSU Awards that have not been granted as of the date of termination.

In the event of Mr. Messinger’s death or disability, he would be entitled to acceleration of vesting of that portion of any outstanding RSU Awards granted prior to the date of termination that would have vested during the 12-month period immediately upon termination by reason of his death or disability.

The employment agreement also contains covenants addressing post-employment non-competition, non-solicitation of employees and customers provisions.

Richard Pyontek, Chief Financial Officer, Treasurer and Secretary

On October 12, 2012, the Board promoted Richard G. Pyontek from Director of Accounting and Reporting to Chief Financial Officer and Treasurer. On March 20, 2014, the Company entered into an RSU agreement with Mr. Pyontek, effective as of January 6, 2014, pursuant to which Mr. Pyontek was granted an award of 12,500 RSUs, with one-half of the RSUs vesting on each of January 6, 2015 and January 6, 2016, subject to Mr. Pyontek’s continued employment on the applicable vesting dates. In the event that Mr. Pyontek’s employment is terminated by the Company without cause (as defined in the RSU agreement), all of the unvested RSUs will vest immediately. Mr. Pyontek was paid a bonus of $53,333 in each of fiscal 2013 and fiscal 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s voting securities as of June 26, 2015 of (i) each person known to the Company to beneficially own more than 5% of the Company’s voting securities, (ii) each director of the Company, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. The column entitled “Percent of Class” shows the percentage of the applicable class of voting securities beneficially owned by each listed party. To the Company’s knowledge, each person has sole investment and voting power, except where indicated otherwise. Except as set forth in the table below, including with respect to Mr. Cohen’s beneficial ownership of the one share of the Company’s Series A Preferred Stock, no Director or executive officer of the Company personally owns any shares of the Company’s voting securities.

Ownership of Common Stock

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class(2)
Executive Officers and Directors
Matthew Messinger	350,609		1.7%
Richard Pyontek	4,009		*
Joanne M. Minieri	14,700		*
Keith Pattiz	3,200		*
All Executive Officers and Directors as a Group (7 Persons)	372,518		1.9%
Greater than 5% Stockholders
Marcato Capital Management, LLC One Montgomery Street, Suite 3250 San Francisco, CA 94104	4,723,471	(3)	23.5%
Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund 622 Third Avenue New York, NY 10017	3,369,443	(4)	16.7%
DS Fund I LLC 1001 Brickell Bay Dr., Suite 3102A Miami, FL 33131	2,308,229	(5)	11.5%
Franklin Resources, Inc. One Parker Plaza, Ninth Floor Fort Lee, NJ 07024	1,200,000	(6)	6.0%
Dimensional Fund Advisors LLP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,043,189	(7)	5.2%

*	Represents less than 1% of the shares outstanding.
(1)	The business address of the individuals named in this table is c/o Trinity Place Holdings Inc., 717 Fifth Avenue, Suite 1303, New York, New York 10022.
(2)	As of June 26, 2015, a total of 20,121,619 shares of Common Stock were outstanding.
(3)	All information regarding Marcato Capital Management, LLC (“Marcato”) is based on information disclosed in a Statement on Schedule 13D/A filed with the Securities and Exchange Commission on November 19, 2012. Marcato is an investment adviser that serves as general partner of Marcato, L.P. and Marcato II, L.P., and as investment manager of Marcato International Master Fund, Ltd. Richard McGuire III is the managing member of Marcato Capital Management, LLC.
(4)	The shares were acquired by Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund (“Third Avenue”). All information regarding Third Avenue is based on information disclosed in a Statement on Schedule 13D filed with the Securities and Exchange Commission on October 11, 2013. Third Avenue is an affiliate of M.J. Whitman LLC, a registered broker-dealer. Third Avenue Management LLC is a registered investment advisor that acts as an adviser to clients including Third Avenue, an investment company registered under the Investment Company Act of 1940, with respect to which it acts as direct adviser. Third Avenue Management LLC has sole voting and dispositive power over all of the shares. Joanne M. Minieri, a Director of the Company, was appointed by Third Avenue.
(5)	All information regarding DS Fund I LLC (“DS Fund”) is based on information disclosed in a Statement on Schedule 13D/A filed with the Securities and Exchange Commission on September 24, 2012. DS Fund is an investment entity. DS Fund is ultimately owned by Bharat Desai and Neerja Sethi through an intervening limited liability company, DS Investco LLC. Marina Shevyrtalova, a Director of the Company, is the Portfolio Manager and a member of the Investment Committee at DS Advisors, LLC, a related entity.
(6)	All information regarding Franklin Resources, Inc. (“Franklin”) is based on information disclosed in a Statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2015. These securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of Franklin. Charles Johnson and Rupert Johnson are the principal shareholders of Franklin but each disclaims beneficial ownership of the securities listed above.
(7)	All information regarding Dimensional Fund Advisors LP (“Dimensional”) is based on information disclosed in a Statement on Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2015. Dimensional is an investment adviser that furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts are collectively referred to as the “Dimensional Funds”). All securities reported are owned by the Dimensional Funds. Dimensional and its subsidiaries disclaim beneficial ownership of such securities.

Ownership of Series A Preferred Stock

The following table sets forth as of June 26, 2015, the name and address of the holder of the one share of the Company’s Series A Preferred Stock.

Title of Class	Beneficial Owner	Number of Shares of Series A Preferred Stock Beneficially Owned	Percent of Class
Series A Preferred Stock	Alan Cohen, Trustee of the Series A Trust 2012 c/o Trinity Place Holdings Inc. 717 Fifth Avenue New York, NY 10022	1	100%

Ownership of Special Stock

The following table sets forth as of June 26, 2015, the name and address of the holder of the one share of the Company’s Special Stock.

Title of Class	Beneficial Owner	Number of Shares of Special Stock Beneficially Owned	Percent of Class
Special Stock	Third Avenue Trust, on behalf of Third Avenue Real Estate Value Fund 622 Third Avenue New York, NY 10017	1	100%

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

To the best of our knowledge, there has been no transaction (and no transaction is currently proposed), in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any director or executive officer, or any stockholder who is known by us to own of record or beneficially more than 5% of any class of our Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed the firm of BDO USA, LLP as our independent registered public accounting firm for the year ending February 27, 2016, subject to ratification by our stockholders at the Annual Meeting. Should BDO USA, LLP be unable to perform these services for any reason, the Audit Committee will appoint another independent registered public accounting firm to perform these services. Representatives of the firm of BDO USA, LLP, our independent registered public accounting firm for the year ended February 28, 2015, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders, if any.

Fees Paid to Independent Registered Public Accounting Firm for 2013 and 2014

The following is a summary of the fees billed to us by BDO USA, LLP for professional services rendered for fiscal 2014 and fiscal 2013:

Audit Fees

BDO USA, LLP billed aggregate fees of approximately $252,500 for professional services rendered for the audit of the Company’s fiscal 2014 financial statements, the audit of internal controls and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2014. BDO USA, LLP billed aggregate fees of approximately $185,000 for professional services rendered for the audit of the Company’s fiscal 2013 financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2013.

Audit-Related Fees

“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. BDO USA, LLP billed approximately $13,000 and $35,000 for audit-related fees for fiscal 2014 and 2013, respectively. The fees for fiscal 2014 relate to the Company’s updated S-1 filing related to the Third Avenue Real Estate Value Fund purchase of the Company’s common stock and the fees for fiscal 2013 relate to the Company’s S-1 filing related to the Third Avenue Real Estate Value Fund purchase of the Company’s common stock as well as to employee benefit plans related services.

Tax Fees

There were approximately $23,000 in fees billed by BDO USA, LLP in fiscal 2014 and $35,000 billed in fiscal 2013 for tax compliance, tax advice and tax planning.

All Other Fees

The “audit fees,” “audit-related fees,” and “tax fees” mentioned above are the only fees billed by BDO USA, LLP in fiscal years 2014 and 2013.

Pre-Approval Policy

Pursuant to the rules and regulations of the Securities and Exchange Commission, before the Company’s independent registered public accounting firm is engaged to render audit or non-audit services, the engagement must be approved by the Company’s Audit Committee or entered into pursuant to a pre-approval policy. The Company does not have a formal pre-approval policy, but all audit and non-audit services performed by BDO USA, LLP were pre-approved by the Company’s Audit Committee during fiscal 2014.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING FEBRUARY 27, 2016

PROPOSAL 3 — APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Company is providing an advisory vote on executive compensation to stockholders, commonly known as the say-on-pay vote, as required by Section 14A of the Exchange Act. The advisory vote on executive compensation is a non-binding vote to approve the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement.

The Company’s executive compensation programs are designed to attract, motivate and retain highly qualified executive officers who are able to achieve corporate objectives and create stockholder value. The Board of Directors believes the Company’s executive compensation programs reflect a strong pay-for-performance philosophy and are well aligned with the stockholders’ long-term interests.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Trinity Place Holdings Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Company’s 2015 proxy statement.

This advisory vote on executive compensation is not binding on the Company’s Board, however, the Board will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL
TO APPROVE, ON AN ADVISORY BASIS,
THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

PROPOSAL 4 — APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY
OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

The Company is providing stockholders with an advisory vote on the frequency with which the Company’s stockholders shall have the advisory vote on executive compensation provided for in Proposal 3 above, commonly known as the say-on-pay vote, and required by Section 14A of the Exchange Act.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote on how often the say-on-pay vote should occur. The choices include every year, every two years, or every three years. In addition, stockholders may abstain from voting.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on the Board, the Board will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The Board believes a triennial frequency (i.e., once every three years) is the optimal frequency for the say-on-pay vote for a number of reasons, including:

•	our compensation program does not encourage significant risk taking that might create material adverse consequences for the Company, as confirmed by a review performed by the Company and reviewed by the Board of Directors;
•	a longer frequency is consistent with the Company’s long-term compensation objectives; and
•	our compensation programs are designed to reward and incentivize long-term performance and a triennial vote allows for changes to the Company’s compensation programs to be in place long enough to evaluate whether the changes were effective.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Trinity Place Holdings Inc. determine, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:

Choice 1 — every year;
Choice 2 — every two years;
Choice 3 — every three years; or
Choice 4 — abstain from voting.

THE BOARD RECOMMENDS A VOTE FOR AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS EVERY THREE YEARS

OTHER MATTERS

Our Board knows of no other matters that may be properly presented for consideration by the stockholders at the Annual Meeting. If any other matters do properly come before the meeting, however, the persons appointed in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

ANNUAL REPORT TO STOCKHOLDERS

In addition to the proxy statement and proxy card, a copy of the Company’s 2014 Annual Report on Form 10-K is enclosed. The 2014 Annual Report on Form 10-K, which includes our audited consolidated financial statements, is being furnished to you without the exhibits thereto. You can write to our Corporate Secretary at 717 Fifth Avenue, Suite 1303, New York, New York 10022, or telephone us at (212) 235-2190 for additional copies of our 2014 Annual Report on Form 10-K without charge. Upon your request, we will provide you with a copy of the exhibits. You may be responsible for our reasonable expenses in furnishing such exhibits. You can also access our Annual Reports on Form 10-K and other periodic filings we make with the Securities and Exchange Commission from the EDGAR database at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Trinity Place Holdings Inc., 717 Fifth Avenue, Suite 1303, New York New York 10022 or by calling (212) 235-2190. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials at the Company’s 2016 annual meeting of stockholders, it must be received at our principal executive offices, 717 Fifth Avenue, Suite 1303, New York, New York 10022, Attention: Corporate Secretary, not later than March 23, 2016. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery.

If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at the address given above by June 6, 2016, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and therefore our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.

The deadlines described above are calculated by reference to the mailing date of the proxy materials for this year’s annual meeting. If the Board changes the date of next year’s annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our annual report on Form 10-K, our quarterly reports on Form 10-Q, a current report on Form 8-K or by any other means reasonably calculated to inform the stockholders.

ANNUAL MEETING OF STOCKHOLDERS OF TRINITY PLACE HOLDINGS INC. August 18, 2015 IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 18, 2015: You may access and download copies of Trinity Place Holdings Inc.'s 2014 Annual Report and 2015 Proxy Statement at http://www.trinityplaceholdings.com. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The election as director of the nominees listed below (except as marked to the contrary below). O Alexander C. Matina O Marina Shevyrtalova 2. The ratification of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending February 27, 2016. 3. The approval, on an advisory basis, of the compensation of the Company’s named executive officers. 4. The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders. THIS PROXY CARD, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED AS INSTRUCTED, OR IF NO INSTRUCTION IS GIVEN, IT WILL BE VOTED `FOR` ITEMS 1, 2 AND 3, AND FOR `3 YEARS` IN THE CASE OF ITEM 4. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: YOUR BOARD RECOMMENDS A VOTE `FOR` ITEMS 1, 2 AND 3 AND FOR `3 YEARS` IN THE CASE OF ITEM 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the —————— envelope provided. —————- 20230304000000000000 6 081815 1 year 2 years 3 years ABSTAIN FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

TRINITY PLACE HOLDINGS INC. 717 Fifth Avenue, Suite 1303 New York, New York 10022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Matthew Messinger and Richard Pyontek as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Trinity Place Holdings Inc. held of record by the undersigned on July 13, 2015, at the Annual Meeting of Stockholders to be held at the New York offices of Kramer Levin Naftalis & Frankel LLP located at 1177 Avenue of the Americas, New York, New York 10036, on August 18, 2015, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)